EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Sunrise Telecom Incorporated for the three months ended September 30, 2008, we, Paul A. Marshall, President and Chief Executive Officer, and Richard D. Kent, Chief Financial Officer, respectively, of Sunrise Telecom Incorporated, hereby certify to the best of our knowledge, that:

(1)	Such Quarterly Report on Form 10-Q for the three months ended September 30, 2008, as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Sunrise Telecom Incorporated.

Date: March 30, 2009

By:	/s/ Paul A. Marshall
Paul A. Marshall
President and Chief Executive Officer
(Principal Executive Officer)

Date: March 30, 2009

By:	/s/ Richard D. Kent
Richard D. Kent
Chief Financial Officer
(Principal Financial Officer)